UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024
KKR Infrastructure Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56484	92-0477563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 750-8300
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

Transactional Net Asset Value

On March 22, 2024, the manager of KKR Infrastructure Conglomerate LLC (the “Company”) determined the transactional net asset value, being the price at which sales and repurchases of the Company’s shares are made (the “Transactional Net Asset Value”), of the following classes of the Company’s shares as of February 29, 2024:

Class	Transactional Net Asset Value per Share
Class U Shares	$27.23
Class R Shares	$27.28
Class R-D Shares	$27.27
Class D Shares	$27.26
Class I Shares	$27.28
Class E Shares	$27.85
Class F Shares	$27.85
Class G Shares	$28.32
Class H Shares	$28.32

As of February 29, 2024, no Class S or Class R-S shares were outstanding.

The Transactional Net Asset Value of the Company’s shares is also available on its website at www.kinfra.com, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Net Asset Value as of February 29, 2024
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR INFRASTRUCTURE CONGLOMERATE LLC

/s/ Sung Bum Cho
Date: March 25, 2024	Name: Sung Bum Cho
Title: General Counsel & Secretary

Exhibit 99.1

Net Asset Value

We calculate net asset value per share in accordance with valuation policies and procedures that have been approved by our board of directors. Our transactional net asset value (“Transactional Net Asset Value”) is the price at which we sell and repurchase our shares. Our GAAP net asset value (“GAAP Net Asset Value”) is our net asset value determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The following table provides a breakdown of the major components of our Transactional Net Asset Value as of February 29, 2024 ($ in thousands, except shares):

Components of Transactional Net Asset Value	February 29, 2024
Investments at fair value (cost of $901,257)	$993,576
Cash and cash equivalents	529,726
Other assets	20,856
Other liabilities	(31,511)
Accrued performance participation allocation	(10,785)
Management fee payable	—
Accrued shareholder servicing fees and distribution fees (1)	(1,783)
Transactional Net Asset Value	$1,500,079
Number of outstanding shares	55,051,735

(1) Shareholder servicing fees apply only to Class S Shares, Class U Shares, Class D Shares, Class R-S Shares and Class R-D Shares. Distribution fees apply only to Class S Shares, Class R-S Shares and Class U Shares. For purposes of Transactional Net Asset Value, we recognize shareholder servicing fees and distribution fees as a reduction to Transactional Net Asset Value on a monthly basis as such fees are accrued. For purposes of GAAP Net Asset Value, we accrue the cost of the shareholder servicing fees and distribution fees, as applicable, for the estimated life of the shares as an offering cost at the time we sell Class S Shares, Class U Shares, Class D Shares, Class R-S Shares and Class R-D Shares. As of February 29, 2024, we have accrued under GAAP $56,720 of shareholder servicing fees and distribution fees payable to the dealer-manager related to the Class U Shares, Class D Shares and Class R-D Shares sold.

The following table provides a breakdown of our total Transactional Net Asset Value and our Transactional Net Asset Value per share by class as of February 29, 2024 ($ in thousands, except shares and per share data):

Transactional Net Asset Value Per Share	Class I Shares	Class U Shares	Class R-D Shares	Class R Shares	Class D Shares	Class E Shares	Class F Shares	Class G Shares	Class H Shares	Total
Monthly Transactional Net Asset Value	$10	$924,118	$12,259	$562,253	$10	$1	$1,426	$1	$1	$1,500,079
Number of outstanding shares	371	33,942,485	449,620	20,607,538	384	40	51,217	40	40	55,051,735
Transactional Net Asset Value per Share as of February 29, 2024	$27.28	$27.23	$27.27	$27.28	$27.26	$27.85	$27.85	$28.32	$28.32

Reconciliation of Transactional Net Asset Value to GAAP Net Asset Value

The following table reconciles GAAP Net Asset Value to our Transactional Net Asset Value as of February 29, 2024 ($ in thousands):

As of February 29, 2024
GAAP Net Asset Value	$1,446,801
Adjustment:
Accrued shareholder servicing fees and distribution fees	53,278
Transactional Net Asset Value	$1,500,079

Valuation Methodologies and Significant Inputs

The following table presents additional information about valuation methodologies and significant inputs used for Infrastructure Assets that are valued at fair value as of February 29, 2024:

		As of February 29, 2024
Valuation Methodology & Inputs	Unobservable Input(s) (1)	Weighted Average (2)	Range
Inputs to market comparables, discounted cash flow and transaction price/other	Illiquidity Discount	5.1%	5.0% - 10.0%
	Weight Ascribed to Market Comparables	3.8%	0.0% - 25.0%
	Weight Ascribed to Discounted Cash Flow	94.8%	0.0% - 100.0%
	Weight Ascribed to Transaction Price/Other	1.4%	0.0% - 100.0%

Market Comparables	Enterprise Value / Forward EBITDA Multiple	10.2x	10.2x - 10.2x

Discounted Cash Flow	Weighted Average Cost of Capital	9.7%	6.9% - 12.1%
	Enterprise Value / LTM EBITDA Exit Multiple	13.9x	9.5x - 21.0x

(1) In determining the inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies, and company-specific developments including exit strategies and realization opportunities. KKR Infrastructure Conglomerate LLC’s manager (the “Manager”) has determined that market participants would take these inputs into account when valuing the investments. “LTM” means Last Twelve Months.

(2) Inputs are weighted based on fair value of the investments included in the range.

The Manager is ultimately responsible for our net asset value calculations.

Valuations involve subjective judgments and may not accurately reflect realizable value. The assumptions above are determined by the Manager and reviewed by our independent valuation advisor. A change in these assumptions or factors would impact the calculation of the value of our assets. For example, assuming all other factors remain unchanged, the changes listed below would result in the following effects on our asset values as of February 29, 2024:

Input	Hypothetical Change	Infrastructure Asset Values
Weighted Average Cost of Capital	0.25% decrease	+2.84%
	0.25% increase	-2.78%